UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SouthState Corporation

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!

SOUTHSTATE CORPORATION

1101 FIRST STREET SOUTH

WINTER HAVEN, FL 33880

SOUTHSTATE CORPORATION

2022 Annual Meeting

Vote by April 26, 2022 11:59 PM ET. For shares held in a

Plan, vote by April 24, 2022 11:59 PM ET.

You invested in SOUTHSTATE CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2022.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report on Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote in Person at the Meeting*

April 27, 2022

9:00 AM, EDT

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Smartphone users

Point your camera here and vote without entering a control number

V1.1

For complete information and to vote, visit www.ProxyVote.com

Control #

D71734-P66924-Z81863

Atlanta Airport

Marriott Gateway, 2020

Convention Center Concourse

Atlanta, Georgia 30337

Table of Contents

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Vote at www.ProxyVote.com

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

Voting Items

Board Recommends

D71735-P66924-Z81863

1. Election of Directors

Nominees:

1c. John C. Corbett

1a. Ronald M. Cofield, Sr.

1d. Jean E. Davis

1b. Shantella E. Cooper

1e. Martin B. Davis

1f. Robert H. Demere, Jr.

1g. Cynthia A. Hartley

1h. Douglas J. Hertz

1i. Robert R. Hill, Jr.

1j. John H. Holcomb III

1k. Robert R. Horger

1l. Charles W. McPherson

1m. G. Ruffner Page, Jr.

1o. John C. Pollok

1p. William Knox Pou, Jr.

1q. David G. Salyers

1r. Joshua A. Snively

1s. Kevin P. Walker

2. Approval, as an advisory, non-binding “say on pay” resolution, of our executive compensation; and

3. Ratification, as an advisory, non-binding vote, of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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1n. Ernest S. Pinner